UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2015

Acacia Diversified Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-14088	75-2095676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3512 E. Silver Springs Blvd - #243, Ocala, FL 34470

(Address of Principal Executive Offices)

(877) 513-6294

(Registrant’s Telephone Number, Including Area Code)

Acacia Automotive Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Sale of Assets of Operating Subsidiaries

On June 29, 2015, the majority shareholders of the Company, themselves holding approximately 68% of the total issued and outstanding shares of our common stock entered into a Written Consent in Lieu of a Special Meeting of Shareholders approving the sale of substantially all of the assets of our operating subsidiaries (the “Stockholder Resolution”)(the “Transaction”). The Company’s Board of Directors subsequently entered into a Unanimous Written Consent in Lieu of a Special Meeting of Directors on such date likewise ratifying and approving the Transaction. The Transaction, in relevant part, provided for the sale of substantially all of the assets of our two subsidiaries: (a) Citrus Extracts, Inc., a Florida corporation (“CEI”); and (b) Acacia Transport Services, Inc., a Florida corporation (“ATS”)(together, the “Assets”). CEI was actively engaged in the business of acquiring and processing raw citrus peel into dehydrated food grade citrus ingredient products, while ATS was engaged in the business of transporting raw citrus peel.

According to the Asset Purchase Agreement dated June 29, 2015 (the “APA”) by and among the Company, CEI and ATS, and our counterparties, Citrus Extracts II, LLC, a Florida limited liability company, and Citrus Extracts Transport Services, LLC, a Florida limited liability company (together with Citrus Extracts II, LLC, the “Buyer”), the purchase price received by the Company for the Assets was Two Million Five Hundred Sixty Thousand Eight Hundred Fourteen Dollars and 22/100 Dollars ($2,560,814.22). The Buyer further agreed to assume certain liabilities of the Company, ATS and CEI, including, specifically, any liabilities related to existing contracts to which CEI or ATS were a party to. Together with the APA, the Stockholder Resolution further provided for ratification of customary agreements appurtenant to the APA, including Assignment and Assumption of Asset agreements and Intellectual Property Assignment agreements.

Furthermore, our Chief Executive Officer, Chairman and majority shareholder, Steve Sample, entered into a Non-Competition and Restricted Covenant Agreement pursuant to which he agreed to otherwise not engage in the former business of CEI or ATS for a period of five (5) years. Likewise, related parties of the Company Ed Sample and William Sample entered into similar agreements concerning non-competition. A true and accurate copy of the APA, the Non-Competition and Restricted Covenant Agreements and related agreements are made exhibits to this Current Report.

The Stockholder Resolution further provided that the management of the Company was specifically authorized to employ the proceeds of the Transaction to retire any outstanding liabilities of the Company and to further employ any remainder in its effort to identify and acquire new businesses or business assets.

As first reported on the Company’s Current Report on Form 8-K dated July 10, 2013, the Company acquired substantially all of the assets of Red Phoenix Extracts, Inc., a Florida corporation in exchange for nine hundred thousand (900,000) shares of the Company’s common stock (the “RPE Acquisition”). The assets acquired in the RPE Acquisition represented the majority of the operating assets of CEI’s citrus peel processing business. Concomitant with the completion of the Transaction described herein, the Company has begun a process to identify and acquire assets or businesses which management believes to be undervalued and having the potential for generating long term profits. To date, no such opportunities have been identified, nor can there be any guarantees that such opportunity will ever be identified.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward statements relate to the Company's ability to pursue new business opportunities and execute its business plan. Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the ability of management to identify and assess potentially profitable business opportunities and certain other factors that may affect future operating results. In addition, the statements in this Current Report on Form 8-K represent the Company's expectations and beliefs as of the date of this report. The Company anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's expectations or beliefs as of any date subsequent to the date of this report.

Employment Agreement with Steven Sample

On June 29, 2015, the majority shareholders of the Company, themselves holding approximately 68% of the total issued and outstanding shares of our common stock entered into a Written Consent in Lieu of a Special Meeting of Shareholders with authorized and approved an extension of the term of the Employment Agreement by and between the Company and Steven Sample, our Chairman of the Board of Directors, Chief Executive Officer and majority shareholder two (2) years, until December 31, 2019. The current Employment Agreement was first reported on the Company’s Current Report on Form 8-K dated August 27, 2012.

Item 2.01. Completion of Acquisition or Disposition of Assets

On June 29, 2015, the Company completed a transaction pursuant to which it sold substantially all of the assets of our two subsidiaries: (a) Citrus Extracts, Inc., a Florida corporation (“CEI”); and (b) Acacia Transport Services, Inc., a Florida corporation (“ATS”)(together, the “Assets”). The buyers of the Assets, Citrus Extracts II, LLC, a Florida limited liability company, and Citrus Extracts Transport Services, LLC, a Florida limited liability company (together with Citrus Extracts II, LLC, the “Buyer”), paid the Company Two Million Five Hundred Sixty Thousand Eight Hundred Fourteen Dollars and 22/100 Dollars ($2,560,814.22) as consideration therefor. The agreements between the parties, which are made part of this Current Report as exhibits hereto, contained terms and conditions customary for transactions of this nature, including, among other matters, assignments of third party contracts, intellectual property and other intangible assets and agreements related to non-competition

Item 2.05. Costs Associated with Exit or Disposal Activities

In connection with the transactions described in this Current Report, the Company incurred legal and other professional fees in the approximate amount of Ten Thousand and 00/100 Dollars ($10,000/00).

Item 5.02. Changes of Directors or Officers

On June 29, 2015, the majority shareholders of the Company, themselves holding approximately 68% of the total issued and outstanding shares of our common stock entered into a Written Consent in Lieu of a Special Meeting of Shareholders which provided for, among other matters, the appointment of Steven Sample, Danny Gibbs, Dan L. Rigdon and V. Weldon Hewitt as Directors of the Company for a term of one (1) year subject to their replacement or resignation.

Steve Sample, Chairman of the Board of Directors

Steven L. Sample, age 67, became a director and officer of the Company in August 2006 when he was named as a Director and Chief Executive Officer.  From January 2004 through December 2005, he served as Executive Director of Sales for ADESA Corporation, the second-largest automobile auctions conglomerate in North America, when he left ADESA to draft the business plan for his Acacia concept.  From January 2002 through December 2003, he was the General Sales Manager of ADESA’s Ocala, Florida Auto Auction where he was credited for a loss-to-profit turnaround of approximately $1.75 million in the first ten months 2002, followed by continuing profitability in ensuing years. From September 1990 through December 2001, he was employed by Mid-America Auto Auction, an Anglo-American Auto Auction (Anglo-American later being acquired by ADT and renamed ADT Automotive Auctions), which was generally acquired by Manheim Auctions in 2000, with Mr. Sample serving as General Sales Manager and in other strategic capacities.  Prior to that time, Mr. Sample managed a number of automotive dealerships in various capacities for the big three U.S. automakers and such notable imports as Lamborghini, Maserati, Volkswagen, AMG, and others.

Danny Gibbs, Director

Danny R. Gibbs, age 57 was reappointed to the Board of Directors on September 1, 2013 after originally serving from October of 1984 through September 29, 2011.  Mr. Gibbs was the President of Gibbs Construction, Inc. (later becoming Acacia Automotive, Inc. and ultimately Acacia Diversified Holdings, Inc.) and a charter member of the Company's Board of Directors beginning with its formation in October of 1984 until April of 2000, and in February of 2007 Mr. Gibbs agreed to serve on Acacia's new board, where he served until September 29, 2011. The Company was most pleased to welcome Mr. Gibbs’ return to its Board of Directors as he brings decades of experience in the public domain.  From 2000 through 2003, Mr. Gibbs served as Senior Project Manager for TOC Companies in the Dallas, Texas area. From the beginning of 2004 through the present, he has served in a similar capacity with Dimensional Construction, Inc. Both companies were located in Garland, Texas where Mr. Gibbs resides with his family.

Dan L. Rigdon, Director

Dan L. Rigdon, age 66. On September 1, 2013, Mr. Rigdon was appointed to the Company’s Board of Directors.  For the past 32 years Mr. Rigdon has served as Senior Pastor and most recently, Pastor Emeritus, in the Dallas Metroplex and has held numerous officer and director positions with a variety of organizations.  At the age of 24, Reverend Rigdon was elected Executive Vice President of Christian Life College in Stockton, California after which he was elected Director of Promotions and Publications for the Youth Division of the United Pentecostal Church International (“UPCI”).  Following that assignment, Reverend Rigdon was elected to the position of General Youth Secretary of UPCI, an organization of more than 9,800 ministers, ultimately being elected to General Youth President of that organization.  Following his tenure as General Youth President of UPCI, Reverend Rigdon was elected President of Christian Life College, Stockton, California.  Reverend Rigdon was also a major contributor in the envisioning and formation of "Compassion Services International", serving as a driving force in the development of its philosophy and scope of endeavor and served as Chairman of its first Board of Directors in the early 1980's. For the past six years Reverend Rigdon has served on the Board of Directors of Natural Citrus Products Corporation.

V. Weldon Hewitt, Director

V. Weldon Hewitt, age 77 was reappointed to the Board of Directors on September 1, 2013 after originally serving from February 1, 2007 through September 29, 2011.  Mr. Hewitt has served as President and CEO of Hewitt Marketing since 1985, where he has been instrumental in establishing numerous OEM supplier contracts providing radios and other media devices and electronics, mobile cellular telephones, power-actuated equipment and accessories to many major vehicle manufacturers. Prior to that time, Mr. Hewitt founded and served as CEO of a manufacturing concern with annual sales of more than $20 Million in audio sound systems for the luxury car market. His extensive experience in providing a wide variety of products and services to the automotive industry spans more than four decades. Mr. Hewitt resides near Louisville, Kentucky with his family.

Item 5.03. Changes to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 29, 2015, the majority shareholders of the Company, themselves holding approximately 68% of the total issued and outstanding shares of our common stock entered into a Written Consent in Lieu of a Special Meeting of Shareholders which provided for, among other matters, an amendment to Article XI of the Company’s Articles of Incorporation. Article XI was amended to include the following language:

“With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, including but not limited to the vote required for approval of any fundamental action by the shareholders, the affirmative vote or the written consent of the holders of not less than the majority of the shares entitled to vote on that matter shall be all that is required for shareholder action on that matter and shall be sufficient in all matters requiring the vote of shareholders of the Corporation in accordance with the Texas Business Organizations Code Section 21.365.”

Article XI of the Company’s Articles of Incorporation now reads, in its entirety:

Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders may be taken without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which each shareholder entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken.

With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, including but not limited to the vote required for approval of any fundamental action by the shareholders, the affirmative vote or the written consent of the holders of not less than the majority of the shares entitled to vote on that matter shall be all that is required for shareholder action on that matter and shall be sufficient in all matters requiring the vote of shareholders of the Corporation in accordance with the Texas Business Organizations Code Section 21.365.

Any such written consent or consents must include the date each shareholder signed the consent and is effective to take the action that is the subject of the consent only if the consent or consents are delivered to the Corporation not later than the 60th day after the date the earliest dated consent is delivered to the Corporation as required by Section 6.203 of the Texas Business Organizations Code. Any such signed consent or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

Unless otherwise restricted by these Articles of Incorporation, any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Board of Directors. Such consent shall have the Written Consent By the Majority of the Shareholders of Acacia Diversified Holdings, Inc. same force and effect as a unanimous vote at a meeting. Any such signed consent, or a signed copy thereof, shall be placed in the Minute Book of the Corporation.

Likewise, Paragraph 2.03 of the Company’s Amended and Restated Bylaws were amended to include the following language:

“With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, including but not limited to the vote required for approval of any fundamental action by the shareholders, the affirmative vote or the written consent of the holders of not less than the majority of the shares entitled to vote on that matter shall be all that is required for shareholder action on that matter and shall be sufficient in all matters requiring the vote of shareholders of the Corporation in accordance with the Texas Business Organizations Code Section 21.365.”

Article 2.01 of the Company’s Amended and Restated Bylaws now reads, in its entirety:

“2.10 Action Without Meeting. Any action required by the Texas Business Organizations Code or other statute to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders may be taken without holding a meeting, providing notice, or taking a vote if shareholders having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting in which shareholders entitled to vote on the action and having at least the minimum number Written Consent By the Majority of the Shareholders of Acacia Diversified Holdings, Inc. of votes that would be necessary to take the action that is the subject of the consent are present and vote, sign a written consent or consents stating the action taken.

With respect to any matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, including but not limited to the vote required for approval of any fundamental action by the shareholders, the affirmative vote or the written consent of the holders of not less than the majority of the shares entitled to vote on that matter shall be all that is required for shareholder action on that matter and shall be sufficient in all matters requiring the vote of shareholders of the Corporation in accordance with the Texas Business Organizations Code Section 21.365.

Any such written consent or consents must include the date each shareholder signed the consent and is effective to take the action that is the subject of the consent only if the consent or consents are delivered to the Corporation not later than the 60th day after the date the earliest dated consent is delivered to the Corporation as required by Section 6.203 of the Texas Business Organizations Code.

Any such signed consent or a signed copy thereof, shall be placed in the Minute Book of the Corporation.”

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 29, 2015, the majority shareholders of the Company, themselves holding approximately 68% of the total issued and outstanding shares of our common stock entered into a Written Consent in Lieu of a Special Meeting of Shareholders approving the sale of substantially of the assets of our operating subsidiaries (the “Stockholder Resolution”)(the “Transaction”). The Resolution also approved and ratified certain agreements ancillary to the Transaction, such as asset assignment.

The Stockholder Resolution further provided that:

(a)	the management of the Company was specifically authorized to employ the proceeds of the Transaction to retire any outstanding liabilities of the Company and to further employ any remainder in its effort to identify and acquire new businesses or business assets;

(b)	Steven Sample, Danny Gibbs, Dan L. Rigdon and V. Weldon Hewitt were elected as Directors of the Company for a term of one (1) year subject to their replacement or resignation;

(c)	authorized and approved an extension to the Amended Employment Agreement by and between the Company and Steven Sample, our Chairman of the Board of Directors, Chief Executive Officer and majority shareholder extending the term of such agreement two (2) years, until December 31, 2019;

(d)	the Articles of Incorporation and Bylaws of the Company be amended, as described herein; and

(e)	the Company’s Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan be terminated.

Item 7.01.  Regulation FD Disclosure

In accordance with the Texas Business Organizations Code, the Company’s Chairman, Chief Executive Officer and majority shareholder, Steve Sample, on behalf of the Board of Directors of the Company, drafted correspondence to be sent to the stockholders of the Company by August 21, 2015, a copy of which is included as an Exhibit to this Current Report.

Item 8.01 Other Events

On June 29, 2015, the majority of shareholders of the Company, themselves holding approximately 68% of the total issued and outstanding shares of our common stock entered into a Written Consent in Lieu of a Special Meeting of Shareholders, voted to terminate the Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan (the “Plan”). The Plan was first ratified by the a majority of the Company’s shareholders on July 26, 2012 as first reported in that Current Report on Form 8-K filed with the Commission on August 27, 2012. A copy of the Plan is incorporated by reference as Exhibit 99.2 in the aforesaid report.

Item 9.01. Financial Statements and Exhibits

Exhibits

3.1 Amended and Restated Bylaws of the Company dated June 29, 2015

3.2 Amended and Restated Articles of Incorporation of the Company dated June 29, 2015

10.1 Asset Purchase Agreement dated June 29, 2015

10.2 Citrus Extracts, LLC Assignment and Assumption Agreement dated June 29, 2015

10.3 Citrus Extracts Transport Services, LLC Assignment and Assumption Agreement dated June 29, 2015

10.4 Acacia Diversified Holdings, Inc. Intangible Asset Assignment Agreement dated June 29, 2015

10.5 Citrus Extracts, Inc. Intangible Asset Assignment Agreement dated June 29, 2015

10.6 Acacia Transport Services, Inc. Intangible Asset Assignment Agreement dated June 29, 2015

10.7 Acacia Transport Services, Inc. Bill of Sale

10.8 Citrus Extracts, Inc. Bill of Sale

10.9 Non Competition and Restrictive Covenant Agreement of Steven Sample dated June 29, 2015

10.10 Non Competition and Restrictive Covenant Agreement of Ed Sample dated June 29, 2015

10.11 Non Competition and Restrictive Covenant Agreement of William Sample dated June 29, 2015

10.12 Amended Employment Agreement of Steven Sample dated July 26, 2012*

99.1 Exhibit Correspondence to the Stockholders of Acacia Diversified Holdings, Inc. to be dated on or before August 21, 2015

99.2 Acacia Diversified Holdings, Inc. 2012 Stock Incentive Plan*

*Incorporated by reference from the Current Report on Form 8-K dated August 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA DIVERSIFIED HOLDINGS, INC.

Date: July 16, 2015	By:	/s/ Steven L. Sample
Steven L. Sample
Chief Executive Officer